Exhibit 99.4

FREEDOM FINANCIAL, INC.

FINANCIAL STATEMENTS

DECEMBER 31, 2002

FREEDOM FINANCIAL, INC.

FINANCIAL STATEMENTS

DECEMBER 31, 2002

C O N T E N T S

INDEPENDENT AUDITORS’ REPORT

Board of Directors and Stockholders

Freedom Financial, Inc.

We have audited the accompanying balance sheet of Freedom Financial, Inc. (“Freedom Financial”), as of December 31, 2002, and the related statements of operations, stockholder’s equity and cash flows for the fiscal year then ended. These financial statements are the responsibility of Freedom Financial’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Freedom Financial at of December 31, 2002, and the results of its operations and its cash flows for the fiscal year then ended, in conformity with accounting principles generally accepted in the United States.

/s/ Pohl, McNabola, Berg & Co., LLP

San Francisco, California

July 3, 2003

FREEDOM FINANCIAL, INC.

BALANCE SHEET

DECEMBER 31, 2002

ASSETS
Current assets:
Cash	$94,365
Factored accounts receivable—net	232,098
Accrued interest receivable	2,999
Notes receivable, net	1,145,870

Total current assets	1,475,332

Property and equipment, net	25,611
Notes receivable—long term	57,665

Total Assets	$1,558,608

LIABILITIES AND STOCKHOLDER’S DEFICIT
Current liabilities:
Accounts payable	$26,351
Other current liabilities	111,791
Accrued liabilities	101,722
Related party advances	17,200
Deferred loan proceeds	51,866
Line of credit	—
Notes payable	1,342,888

Total current liabilities	1,651,818

Long-term liabilities:
Notes payable—long-term	111,180

Total long-term liabilities	111,180

Stockholder’s deficit:
Common stock, no par value, 1,000 shares authorized and outstanding	125,822
Accumulated deficit	(330,212)

Total stockholder’s deficit	(204,390)

Total Liabilities and Stockholders’ Deficit	$1,558,608

The accompanying notes are an integral part of these financial statements.

FREEDOM FINANCIAL, INC.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDING DECEMBER 31, 2002

Factoring Activity:
Invoices purchased, affiliated	$789,636
Invoices purchased, unaffiliated	894,948

Total invoices purchased	$1,684,584

Revenues from financing activity
Factoring fees	$78,729
Interest income	48,467
Other income	4,106

Gross revenue	131,302

Interest expense	(109,999)

Net revenues from financing activity	21,303

Operating expenses
General and administrative	262,124
Bad debts	149,450
Depreciation	4,486

Total operating expenses	416,060

Loss from operations	(394,757)

Other Income:
Service fee from related party	64,545

Total other Income	64,545

Provision for income taxes	—

Net loss	$(330,212)

The accompanying notes are an integral part of these financial statements.

FREEDOM FINANCIAL, INC.

STATEMENT OF CHANGES IN STOCKHOLDER’S EQUITY

FOR THE YEAR ENDING DECEMBER 31, 2002

	Common Stock		Accumulated Deficit	Total
	Shares	Amount
Balance, beginning of year	—	$—	$—	$—
Sale of common stock	1,000	125,822	—	125,822
Net loss	—	—	(330,212)	(330,212)

Balance, end of year	1,000	$125,822	$(330,212)	$(204,390)

The accompanying notes are an integral part of these financial statements.

FREEDOM FINANCIAL, INC.

STATEMENT OF CASH FLOWS

FOR THE YEAR ENDING DECEMBER 31, 2002

CASH FLOW FROM OPERATING ACTIVITIES:
Net loss	$(330,212)
Adjustments to reconcile net loss to net cash provided (used) by operating activities:
Depreciation and amortization	4,486
Allowance for bad debts	125,000
Change in operating assets and liabilities:
Increase in factored accounts receivable, net	(232,098)
Increase in accrued interest receivable	(2,999)
Increase in accounts payable	26,351
Increase in other current liabilities	111,791
Increase in accrued liabilities	101,722
Increase in related party advances	17,200
Increase in deferred loan proceeds	51,866

Net cash used in operating activities	(126,893)

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of property and equipment	(30,097)
Advances on notes receivable	(1,348,711)
Collections on notes receivable	140,999

Net cash used in investing activities	(1,237,809)

CASH FLOWS FROM FINANCING ACTIVITIES:
Principal payments on notes payable	(20,901)
Proceeds from notes payable	1,474,968
Proceeds from sale of common stock	5,000

Net cash provided by financing activities	1,459,067

NET (DECREASE) INCREASE IN CASH	94,365
CASH, BEGINNING OF YEAR	—

CASH, END OF YEAR	$94,365

Supplemental cash flow disclosures—cash paid during the year for:
Interest	$4,795

Taxes	$—

Non-cash transactions:
Contribution of note receivable by sole shareholder credited to common stock	$120,822

The accompanying notes are an integral part of these financial statements.

FREEDOM FINANCIAL, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2002

1.	Summary of Significant Accounting Policies

This summary of significant accounting policies of Freedom Financial, Inc., an Oregon corporation (“Freedom Financial” or “the Company”), is presented to assist in understanding the Company’s financial statements. The financial statements and notes are representations of the Company’s management, who is responsible for their integrity and objectivity. These accounting policies conform to generally accepted accounting principles in the US and have been consistently applied in the preparation of the financial statements.

Business Activity

The Company was formed during 2001 and commenced operations in 2002. The Company is engaged in the factoring and finance business, specifically the purchase of commercial accounts receivable at a discount and making loans to small businesses and individuals. The Company purchases invoices from its clients, usually at discounts of 3%. The Company then usually advances 92 % of the invoice total to its clients. These advances are secured by the proceeds of the invoices, the rest of the client’s accounts receivable, shareholder’s guarantees, and in some cases, all other business assets. In addition, the Company has taken a first mortgage lien against real estate assets of its clients. The Company’s clients are located principally in the West Coast of the United States.

Effective June 1, 2003, Freedom Financial became a wholly-owned subsidiary of Raybor Management Inc. (“Raybor”), a diversified holding company based in White City, Oregon.

Use of Estimates

Management uses estimates and assumptions in preparing these financial statements in accordance with generally accepted accounting principles. Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses. Actual results could vary from the estimates that were used.

Cash and Cash Equivalents

For purposes of cash flows, the Company considers all highly liquid investments purchased with a maturity of three months or less to be cash equivalents, those with original maturities greater than three months and current maturities less than twelve months from the balance sheet date are considered short-term investments, and those with maturities greater than twelve months from the balance sheet date are considered long-term investments.

Revenue and Cost Recognition

Factored accounts receivable and notes receivable are recorded at cost, which represents face value less unearned income arising from the discount on purchased receivables. Revenue is recognized as collections are received.

FREEDOM FINANCIAL, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2002

1.	Summary of Significant Accounting Policies (continued)

Allowance for bad debts on Accounts Receivable—Factoring

The Company provides an allowance for doubtful accounts equal to the estimated uncollectible amounts. The Company’s estimate is based on historical collection experience and a review of the current status of trade accounts receivable. It is reasonably possible that the Company’s estimate of the allowance for doubtful accounts will change. Accounts receivable are presented net of an allowance for doubtful accounts of $25,000 at December 31, 2002.

Loans Receivable and Allowance for Loan Losses

Loans are stated at principal amount outstanding, net of the allowance for loan losses. Interest on loans is primarily calculated by using the simple interest method on daily balances of the principal amount outstanding. The loan loss reserve is $125,000 as of December 31, 2002.

The allowance for loan losses is established through a provision for loan losses charged to expense. The allowance represents an amount, which, in management’s judgment, will be adequate to absorb probable losses on existing loans that may become uncollectible. Management’s judgment in determining the adequacy of the allowance is based on evaluations of the collectibility of loans. These evaluations take into consideration such factors as changes in the nature and amount of the loan, current economic conditions that may affect the borrowers’ ability to pay, and review of specific problem loans.

Income Taxes

The Company, with the consent of its initial sole stockholder, elected under the Internal Revenue Code to be taxed as an S Corporation prior to its acquisition by Raybor Management Inc. The stockholders of an S Corporation are taxed on their proportionate share of the Company’s taxable income. Therefore, no provision or liability for federal and state income taxes has been included in the financial statements. Certain specific deductions and credits flow through the Company to its stockholders.

For income tax purposes, the Company reports its accounting on a cash basis.

Deferred Financing Costs

Costs incurred in connection with the issuance of notes and the execution of revolving credit agreements are deferred and amortized using the effective interest method over the life of such issues and agreements.

FREEDOM FINANCIAL, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2002

1.	Summary of Significant Accounting Policies (continued)

Fair Value of Financial Instruments

The Company measures its financial assets and liabilities in accordance with generally accepted accounting principles. SFAS No. 107, “Disclosure about Fair Value of Financial Instruments,” requires certain disclosures regarding the fair value of financial instruments. For certain of the Company’s financial instruments, including cash and cash equivalents and accounts payable and accrued liabilities, the carrying amounts approximate fair value due to their short maturities. The amounts shown for notes payable also approximate fair value because current interest rates offered to the Company for debt of similar maturities are substantially the same.

Comprehensive Income (Loss)

In June 1999, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 130, “Reporting Comprehensive Income” (SFAS 130). This pronouncement establishes standards for reporting and display of comprehensive income (loss) and its components in a full set of general-purpose financial statements. Comprehensive income consists of net income and unrealized gains (losses) on available-for-sale securities; foreign currency translation adjustments; changes in market values of future contracts that qualify as a hedge; and negative equity adjustments recognized in accordance with SFAS No. 87. The Company, however, does not have any components of comprehensive income (loss) as defined by SFAS No. 130, and, therefore, for the year ended December 31, 2002 comprehensive loss is equivalent to the Company’s net loss.

Long–lived assets

In accordance with Statement of Financial Accounting Standards (“SFAS”) No. 121, the Company periodically evaluates the carrying value of long-lived assets to be held and used, including intangible assets, when events and circumstances warrant such a review. The carrying value of a long-lived asset is considered impaired when the anticipated discounted cash flow from such asset is separately identifiable and is less than its carrying value. In that event, a loss is recognized based on the amount by which the carrying value exceeds the fair market value of the long-lived asset. Fair market value is determined primarily using the anticipated cash flows discounted at a rate commensurate with the risk involved. Losses on long-lived assets to be disposed of are determined in a similar manner, except that fair market values are reduced for the cost to dispose.

Advertising Costs

The Company expenses advertising and marketing costs as they are incurred. Advertising and marketing costs for the year ended December 31, 2002 were $ 600.

FREEDOM FINANCIAL, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2002

1.	Summary of Significant Accounting Policies (continued)

Property and Equipment

Property and Equipment are stated at cost. Depreciation is computed for financial reporting purposes using the straight-line method over the estimated useful lives of the assets. Amortization of leasehold improvements is computed using the straight-line method over the shorter of the remaining lease term or the estimated useful lives of the improvements. The Company uses other depreciation methods (generally accelerated) for tax purposes. Repairs and maintenance that do not extend the useful life of property and equipment are charged to expense as incurred. When property and equipment are retired or otherwise disposed of, the asset and its accumulated depreciation are removed from the accounts and the resulting profit or loss is reflected in income.

The estimated service lives of property and equipment are principally as follows:

Leasehold improvements	3-7 years
Computers and equipment	3-5 years
Furniture & Fixtures	5-7 years
Software	3-5 years

Various accelerated depreciation methods are used for tax purposes.

Common Stock

The Company has authorized the issuance of 1,000 shares of no par value common stock. At December 31, 2002, there were 1,000 shares of common stock issued and outstanding.

Recent accounting pronouncements

In July 2001, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 141 (“SFAS 141”), “Business Combinations,” which supercedes Accounting Principles Board (“APB”) Opinion No. 16, “Business Combinations.” SFAS 141 requires the purchase method of accounting for business combinations initiated after June 30, 2001, and eliminates the pooling-of-interests method. In addition, SFAS 141 establishes specific criteria for the recognition of intangible assets separately from goodwill and requires unallocated negative goodwill to be written off immediately as an extraordinary gain. The provisions of SFAS 141 are required to be adopted July 1, 2001. The Company has not concluded any business combinations. Therefore, the adoption of this statement did not have any impact on the Company’s financial condition or results from operations.

FREEDOM FINANCIAL, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2002

1.	Summary of Significant Accounting Policies (continued)

Recent accounting pronouncements (continued)

In July 2001, the FASB also issued Statement of Financial Accounting Standards No. 142 (“SFAS 142”), “Goodwill and Other Intangible Assets,” which is effective for fiscal years beginning after December 15, 2001. Certain provisions shall also be applied to acquisitions initiated subsequent to June 30, 2001. SFAS 142 supercedes APB Opinion No. 17, “Intangible Assets,” and requires, among other things, the discontinuance of amortization related to goodwill and indefinite-lived intangible assets. These assets will then be subject to an impairment test at least annually. In addition, the standard includes provisions upon adoption for the reclassification of certain existing recognized intangibles as goodwill, reassessment of the useful lives of existing recognized intangibles and reclassification of certain intangibles out of previously reported goodwill. The adoption of this statement did not have any impact on the Company’s financial condition or results from operations.

In June 2001, the FASB issued SFAS No. 143, “Accounting for Asset Retirement Obligations.” SFAS No. 143 requires liability recognition for obligations associated with the retirement of tangible long-lived asset and the associated asset retirement costs. The Statement is effective for financial statements issued for fiscal years beginning after June 15, 2002 with earlier application encouraged. The implementation of SFAS No. 143 will not have a material affect on the Company’s results of operations or financial position.

In August 2001, the FASB issued SFAFS No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets.” SFAS No. 144 supersedes SFAS No. 121, “Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed of”, in that it removes goodwill from its impairment scope and allows for different approaches in cash flow estimation. However, SFAS No. 144 retains the fundamental provisions of SFAS No. 121 for (a) recognition and measurement of long-lived assets to be held and used and (b) measurement of long-lived assets to be disposed of. SFAS No. 144 also supersedes the business segment concept in APB opinion No. 30, “Reporting the Results of Operations-Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions,” in that it permits presentation of a component of an entity, whether classified as held for sale or disposed of, as a discontinued operation. However, SFAS No. 144 retains the requirement of APB Opinion No. 30 to report discontinued operations separately from continuing operations. The provisions of this Statement are effective for financial statements issued for fiscal years beginning after December 15, 2001 with earlier application encouraged. The Company adopted the provisions of SFAFS No. 144 effective January 1, 2002.

In April 2002, the FASB issued Statement of Financial Accounting Standards No. 145 (“SFAS 145”), “Rescission of FASB Statements Nos. 4, 44 and 64, Amendment of FASB Statement No. 13, and Technical Corrections.” SFAS 145 eliminates the requirement that gains and losses from the extinguishment of debt be aggregated and, if material, classified as an extraordinary item, net of the related income tax effect.

FREEDOM FINANCIAL, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2002

1.	Summary of Significant Accounting Policies (continued)

Recent accounting pronouncements (continued)

The Company adopted SFAS 145 in the fourth quarter of fiscal 2002. The adoption of SFAS 145 is not expected to have a material impact on the Company’s results of operations or financial position.

In December 2002, the FASB issued SFAS No.148, “Accounting for Stock-Based Compensation—Transition and Disclosure.” This statement amends SFAS No.123, “Accounting for Stock-Based Compensation,” to provide alternative methods of transition for a voluntary change to the fair value-based method of accounting for stock-based employee compensation. The Company does not have any stock options or warrants.

2.	Accounts Receivable—Factoring

Factored accounts receivable consist of the following at December 31:

Accounts receivable	$257,098
Less allowance for doubtful accounts	(25,000)

Factored accounts receivable, net	$232,098

The Company provides an allowance for doubtful accounts based upon its estimation of uncollectible accounts. The Company bases this estimate on expected collections and a review of the current status of factored accounts receivable. It is reasonably possible that the Company’s estimate of the allowance for doubtful accounts will change.

The Company factors the accounts receivable of two related parties. The factored accounts receivable balance for related parties was $60,237 as of December 31, 2002.

FREEDOM FINANCIAL, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2002

3.	Notes Receivable

Notes receivable consists of the following at December 31, 2002:

Due from individual with interest at 12%, 100 monthly payments of $250 month through 2007; collateralized by various business assets	$19,936
Due from individual with interest at 12% in September, 2003; collateralized by various business assets	36,819
Due from related party with interest at 12% in August, 2003; collateralized by various business assets	95,882
Due from individual with interest at 12%, 32 payments of $150 per month, uncollaterized	3,142
Due on demand from related party with interest at 12%, collateralized by motorcycle	17,579
Due from individual in connection with sale of business owned by shareholder with interest at 12%, with monthly payments of $ 1,029 per month; collateralized by various business assets	99,038
Due from individual in connection with sale of business owned by shareholder with interest at 12%, due September, 2003; collateralized by various business assets	15,000
Due from company with interest at 5% in March, 2003; collateralized by various business assets	24,292
Due from individual with payments of $500 per month through August 2004; uncollateralized	8,562
Due from related entity with interest at 7.75% with 240 payments of $8,307 per month through 2022; collateralized by real property	1,008,285

1,328,535
Less reserve for uncollectible accounts	(125,000)

Total amounts due	1,203,535
Less current amounts due	(1,145,870)

Long term amounts due	$57,665

Interest income from related parties was $37,884.

FREEDOM FINANCIAL, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2002

4.	Property and Equipment

Property and equipment consists of the following at December 31, 2002:

Furniture and equipment	$20,512
Improvements	2,010
Purchased software	7,575

30,097
Less accumulated depreciation	(4,486)

$25,611

Depreciation expense for 2002 was $ 4,486.

5.	Notes Payable

Notes payable consist of the following at December 31, 2002:

Note payable to Bank, with interest at prime plus 2% (6.25% at December 31, 2002), due on July 1, 2003, guaranteed by Stockholder	$117,304
Loan from related party, interest at 12%, due August 2003; Unsecured	478,150
Note payable to related party, interest at 12%, due August 2003; Unsecured	747,434
Unsecured Loan, interest only, due August, 2006	111,180

$1,454,068

Maturities of long-term debt are noted as follows:

2003	$1,342,888
2004	—
2005	—
2006	111,180

1,454,068
Less current maturities	(1,342,888)

Long term debt	$111,180

FREEDOM FINANCIAL, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2002

6.	Other Current Liabilities

Other Current Liabilities consist of the following at December 31:

Factoring Reserves	$17,641
Unfunded Loan Proceeds	94,000
Other	150

$111,791

The Company made a loan to a related party and held back $94,000 related to planned property improvements that will be funded once the construction begins.

7.	Deferred Loan Fees

The loan origination fees are amortized by using the effective interest method over the life of the loans, which are 20 years.

Deferred loan fee income for 2002 is $ 827.

8.	Related Party Transactions

The Company is party to transactions with affiliates related through ownership interest or management agreement in the normal course of business. The significant related party transactions follow:

Hoyal & Associates

Hoyal and Associates provides management and business consulting services to the Company. Hoyal & Associates is owned by Mr. Jeffrey D. Hoyal, who was the sole shareholder of the Company, prior to its acquisition by Raybor Management Inc. on June 1, 2003. Mr. Jeff Hoyal is President and a Director of Raybor Management Inc.

Consulting fees for services provided by Hoyal & Associates in 2002 were $ 60,131.

Dennis Simpson

Dennis Simpson, a majority shareholder of Raybor Management Inc., loaned the Company $ 747,434. The note is interest only and due in February, 2004

FREEDOM FINANCIAL, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2002

8.	Related Party Transactions (continued)

American Consumer Publishing Association, Inc.

The Company has a note payable to American Consumer Publishing Association, Inc. (“ACPA”), of $478,150 at December 31, 2002. This note bears interest at 12% per annum and is due on demand. ACPA was owned by Mr. Dennis Simpson prior to its acquisition by Raybor Management Inc on June 1, 2003. The Company has recorded accrued interest expense on this note payable of $26,979 as of December 31, 2002.

Additionally, the Company has received an advance from ACPA of $17,200 as of December 31, 2002. This advance is non-interest bearing and is due on demand.

During 2002, ACPA paid the Company $64,545 for mail list acquisition services.

Back 2 Backs, Inc.

In 2002, Back 2 Backs, Inc. (“B2B”), an entity in which Mr. Jeffrey D. Hoyal had a 20% ownership interest, prior to its acquisition by Raybor Management Inc. on June 1, 2003, was loaned $1,011,840 by the Company for real estate financing. The loan is due October 1, 2003. The loan is secured by real estate located in Fresno, CA. At December 31, 2002, the outstanding balance due on this note was $1,008,285 (see Note 3).

Hoyal Farms Transportation, Inc.

The Company factored accounts receivable for Hoyal Farms Transportation, Inc., an entity owned by Mr. Hoyal and subsequently sold by Mr. Hoyal to another individual. For the year ending December 31, 2002, purchased invoices amounted to $789,636 and factoring fees amounted to $44,873.

9.	Commitments and Contingencies

Litigation

Management believes that the Company does not have any material liability for any lawsuits, settlements, judgments or fees of defense counsel that have not been paid or accrued as of December 31, 2002.

Leases

The Company leases its offices from Jeffery Hoyal and Dennis Simpson, two related parties. The lease has a term of one year and is month to month after the first year. Payments under the lease are $2,347 per month. The Company is committed to $4,694 in lease payments during 2003.

From time to time, the Company has rented excess office space to other tenants. Net rent expense for the year ended December 31, 2002 was $14,645.

FREEDOM FINANCIAL, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2002

10.	Subsequent Events

On June 1, 2003, Raybor Management Inc. (Raybor), a Delaware corporation and a diversified holding company, acquired all of the issued and outstanding shares of capital stock of the Company and three privately-held corporations in exchange for the issuance of shares of Raybor’s common stock. These other corporations are IC Marketing, Inc. (“ICM”), a Nevada corporation controlled by Mr. Simpson, a shareholder of Raybor, American Consumer Publishing Association, Inc., an Oregon corporation (“ACPA”) also controlled by Mr. Simpson, and Back 2 Backs, Inc., an Oregon corporation (“B2B”), all of the outstanding shares of which were held by four shareholders, including Mr. Simpson and Mr. Hoyal. ICM and ACPA are in the magazine subscription business. B2B is in the business of operating medical clinics for the treatment of lower back disorders through a new technology called spinal decompression.

Raybor issued additional shares of its common stock to the shareholders of ICM, ACPA and B2B in exchange for all of the outstanding shares of capital stock of such entities. As a result, such entities became wholly-owned subsidiaries of the Company.

Issuance of Convertible Short-term Notes Payable

In June 2003, the Company executed an agreement with a private investor, a greater than 5% shareholder of Raybor, whereby the investor loaned the Company $1,000,000 in exchange for the Company’s note payable. The note bears an interest rate of 12% per year and mature in June 2004.